PennantPark Floating Rate Capital Ltd. and MCG Capital Corporation Joint Proxy Statement/Prospectus Declared Effective

NEW YORK, NY -- (Marketwired - June 25, 2015) - PennantPark Floating Rate Capital Ltd. (NASDAQ: PFLT) announced today that its Registration Statement on Form N-14 that includes a Joint Proxy Statement of PFLT and MCG Capital Corporation (NASDAQ: MCGC) and Prospectus of PFLT has been declared effective by the SEC. As described in the Joint Proxy Statement/Prospectus, each of PFLT and MCG Capital Corporation has set a record date of July 13, 2015 and a meeting date of August 14, 2015 for their special meetings of stockholders to consider matters related to the proposed acquisition by PFLT of MCG in a stock and cash transaction.

PFLT stockholders are being asked to vote on the approval of the issuance of the shares of PFLT common stock to be issued pursuant to the merger agreement described in the Joint Proxy Statement/Prospectus. Approval of the issuance of the shares of PFLT common stock pursuant to the merger agreement requires the vote of at least a majority of the votes cast by holders of shares of PFLT at a meeting at which a quorum is present.

PFLT's board of directors, including its independent directors, unanimously approved the merger and the merger agreement, including the issuance of PFLT common stock in connection therewith, and recommends that PFLT stockholders vote "FOR" approval of the issuance of PFLT common stock to be issued pursuant to the merger agreement.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed business combination involving PFLT and MCGC. In connection with the proposed transaction, PFLT has filed with the SEC a Registration Statement on Form N-14 that includes a Joint Proxy Statement of PFLT and MCG and that also constitutes a Prospectus of PFLT. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of record of each of PFLT and MCGC as of the close of business on July 13, 2015. INVESTORS AND SECURITY HOLDERS OF PFLT AND MCGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by each of PFLT and MCGC through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained on PFLT's website at www.pennantpark.com or on MCGC's website at www.mcgcapital.com.

PROXY SOLICITATION

PFLT and MCGC and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders of PFLT and MCGC in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PFLT and MCGC stockholders in connection with the proposed acquisition is set forth in the Joint Proxy Statement/Prospectus. You can obtain free copies of these documents from PFLT and MCGC in the manner set forth above.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

CONTACT:

Aviv Efrat
PennantPark Floating Rate Capital Ltd.
(212) 905-1000
www.pennantpark.com